                            NOTE PURCHASE AGREEMENT


         NOTE PURCHASE AGREEMENT ("Agreement") dated November 25, 1998 between DUALSTAR TECHNOLOGIES CORPORATION, a Delaware corporation having its principal office at 11-30 47th Avenue, Long Island City, New York 11101 (the "Corporation"); and TECHNOLOGY INVESTORS GROUP, LLC, a Delaware limited liability company having its address at 25 Coligni Avenue, New Rochelle, New York 10801 ("TIG").

         1. Sale and Purchase of Convertible Note. At the Closing (as hereinafter set forth), the Corporation shall sell and deliver to TIG, and TIG shall purchase, the Corporation's Subordinated Convertible Note (the "Note") in the principal amount of $2,500,000 at a purchase price of $2,500,000 (the "Purchase Price"). The Note shall be in the form attached hereto as Exhibit A.

         2. Closing. The Closing of the sale and purchase of the Note shall take place at 10:00 a.m. on November 25, 1998 at the offices of Gould & Wilkie, One Chase Manhattan Plaza, New York, New York 10005. At the Closing, (a) the Corporation shall deliver to TIG the Note; (b) TIG shall deliver to the Corporation the Purchase Price by bank wire in immediately available funds; (c) the Corporation and TIG shall deliver to each other an executed copy of a stockholders agreement in the form attached hereto as Exhibit B (the "Stockholders Agreement"); (d) the Corporation and TIG shall deliver to each other an executed copy of a registration rights agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"); and (e) the Corporation and certain stockholders of the Corporation, and TIG and its members shall deliver to each other an executed copy of a letter agreement regarding restrictions on the sale or purchase of the stock of the Corporation in the form attached hereto as Exhibit D. All deliveries and payments at the Closing shall be made simultaneously.

         3. Representations, Warranties and Agreements of TIG. TIG represents, warrants, covenants, and agrees as follows:

         3.1 TIG is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware. This Agreement has been duly authorized, executed and delivered by TIG and is the legal, valid and binding obligation of TIG enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy and other laws of general application relating to creditor's rights or general principles of equity.

         3.2 TIG is an "Accredited Investor" within the meaning of Rule 501(a), promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and, together with its financial advisors, if any, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks involved in the investment in the Note, and the shares of Common Stock of the Corporation issuable upon conversion thereof (the "Shares").


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        3.3 TIG has received and reviewed, and is familiar with, the terms and conditions of this Agreement, and TIG confirms that all documents, records and books pertaining to the investment in the Corporation and requested by it, including but not limited to the Corporation's Quarterly Report on Form 10-Q for the three months ended September 30, 1998; the Annual Report on Form 10-K, for the fiscal year ended June 30, 1998; the Quarterly Report on Form 10-Q for the nine months ended March 31, 1998; the Quarterly Report on Form 10-Q for the six months ended December 31, 1997; the Quarterly Report on Form 10-Q for the three months ended September 30, 1997; and the Notice of Meeting and Proxy Statement relating to the 1998 Annual Meeting of Stockholders and all similar filings (including any and all amendments thereto) made by the Corporation since January 1, 1996 (the "Filings"), have been made available or delivered to TIG.

         3.4 TIG has had an opportunity to ask of the Corporation, or a person or persons acting on its behalf, any and all relevant questions of and received answers from the Corporation which TIG considers to be responsive to such questions, and has received copies of all documents requested by TIG, in connection with any aspect of the Corporation and the terms and conditions of this investment. TIG acknowledges that it has made its own investigation concerning the business and affairs of the Corporation.

         3.5 The Note purchased by TIG, including the Shares, are being acquired solely for TIG's own account for investment and are not being purchased with a view to or for the resale, distribution, transfer, fractionalization or other disposition thereof, and TIG has no present plans to enter into any such contract, undertaking, agreement or arrangement with respect thereto.

         3.6      TIG acknowledges and is aware of the following:

         (i) the Note is non-negotiable and non-transferable, and there will be substantial restrictions on the transferability of any Shares.

         (ii) the Note will be subordinated to the rights of any bank, commercial lender, or other financial institution of the Corporation lending money to the Corporation as set forth in the Note.

         (iii) no representation, guarantee or warranty has been made to TIG by the Corporation, its officers, directors, agents, or employees or any other person, expressly or by implication, as to the profitability of the Corporation or with respect to the Note or the Shares, except for those representations and warranties set forth herein and in that certain Security Agreement between TIG and the Corporation, dated July 24, 1998.


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3.7      TIG further acknowledges that:

         (i) it has been advised that the Note being purchased hereunder and any Shares subsequently issued upon conversion of the Note, have not been and will not be registered under the Securities Act in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder.

         (ii) the Note and the Shares may not be sold, pledged, assigned or otherwise transferred by TIG in absence of registration under the Securities Act or exemption from registration. In particular, TIG is aware that the Note and the Shares will be "restricted securities", as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and that they may not be sold pursuant to Rule 144 until the conditions thereof are met.

         (iii) the following legend shall be placed on the Note and any certificate(s) evidencing the Shares:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE CORPORATION RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE CORPORATION, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

         (iv) the following legend shall be placed on any certificate(s) evidencing the Shares:

                  THE SALE, PLEDGE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT DATED NOVEMBER __, 1998 AMONG THE CORPORATION AND CERTAIN STOCKHOLDERS OF THE CORPORATION.

         (v) the Corporation may place a stop transfer order on its transfer books against the Shares.



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

         3.8 TIG is making the foregoing representations and warranties with the intent that they may be relied upon by the Corporation in determining the suitability of the sale of the Note to TIG for purposes of federal and state securities laws.

         4. Representations, Warranties and Agreements of the Corporation. The Corporation represents, warrants, covenants, and agrees as follows:

         4.1. Existence and Corporate Authority. The Corporation is a corporation duly organized and validly existing under the laws of the State of Delaware. The Corporation has the corporate power and authority to make, sign, deliver and perform its obligations hereunder, and this Agreement has been authorized and approved by all required action of the Corporation. This Agreement has been duly executed and delivered by the Corporation and is a legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy and other laws of general application relating to creditors' rights or general principles of equity.

         4.2. Certificate of Incorporation; By-Laws. Attached hereto as Exhibits E-1 and E-2, respectively, are true and correct copies of the Certificate of Incorporation and By-Laws of the Corporation as amended to date.

         4.3. Capital Stock. The Corporation has an authorized capitalization consisting of 25,000,000 shares of common stock, $.01 par value, of which 9,000,000 shares are issued and outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable. The Shares issued upon conversion of the Note will be duly authorized, validly issued, fully paid and non-assessable shares. No options, warrants or other rights to purchase common stock of the Corporation granted to employees, officers or directors, or consultants or advisors to the Corporation or any subsidiary thereof, pursuant to the 1994 Stock Option Plan, have an exercise price that is less than fair market value of the Corporation's common stock on the date of grant, and no shares of such common stock of the Corporation sold to eligible participants under the 1994 Plan have been sold for less than fair market value.

         4.4. Governmental Authorizations. To the best of the Corporation's knowledge, after reasonable investigation, no authorization, approval, or other action by, and no notice to or filing with, any governmental or regulatory body (except the Securities and Exchange Commission and the Nasdaq Stock Market) is required for the execution, delivery or performance of this Agreement by the Corporation.

         4.5. No Conflicts or Defaults. To the best of the Corporation's knowledge, after reasonable investigation, the execution by the Corporation of this Agreement will not violate or create a default under any material agreement to which it is a party.


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

         4.6. Compliance with Laws. To the best of the Corporation's knowledge, after reasonable investigation, the execution, delivery and performance of this Agreement by the Corporation do not materially violate any law or any order of any court, governmental authority or arbitrator.

         4.7. Securities Laws. The Filings do not, as of the date made, contain any untrue statement of a material fact or omit to state a material fact, pursuant to the requirements of such Filings under the Securities Act and the Securities Exchange Act of 1934, as amended, necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading. Except for certain demand registration rights granted at the time of the initial public offering of the Corporation dated February 13, 1995, the Corporation has granted no other demand registration rights.

         4.8 Financial Information. The financial information contained in the Filings are complete, accurate and correct in all material respects, at the respective dates thereof.

         5. Covenants of the Corporation. So long as the principal amount of the Note remains outstanding, without the consent of TIG:

         (i) The Corporation will not alter, amend or modify in any respect the rights, preferences or privileges of the Note.

         (ii) The Corporation will not incur any indebtedness for consideration other than cash or incur in excess of an aggregate of $5,000,000 of additional indebtedness outstanding at any time beyond indebtedness shown or reflected on the Corporation's balance sheet at June 30, 1998 and the principal amount of the Note. (For the purposes hereof, "indebtedness" shall not include accounts payable to trade creditors created or assumed in the ordinary course of business in connection with obtaining materials or services or amounts owed to employees of the Corporation in the ordinary course of business.)

         (iii) Except as set forth in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1998 and the Notice of Meeting and Proxy Statement relating to the 1998 Annual Meeting of Stockholders, the Corporation is not currently engaged in and shall not enter into any transaction with a related party, whether or not reportable pursuant to Regulation S-K promulgated by the Securities and Exchange Commission; provided that, TIG shall not unreasonably withhold or delay its consent to any such transaction.

         (iv) The Corporation shall not sell, transfer or otherwise dispose of intellectual property of the Corporation for consideration received in excess of $500,000, singly or in the aggregate; provided that, TIG shall not unreasonably withhold or delay its consent to any such disposition. (For the purposes hereof, "intellectual property" means rights in any patent, copyright, trademark, trade dress and trade name, including any such rights related to applications in the online, interactive or multimedia environments.)


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

         (v) The Corporation shall not sell, transfer or otherwise dispose of any assets of the Corporation, other than in the ordinary course of business, if such disposition, together with any and all other such dispositions after the Closing, constitute more than $2,000,000 of the Corporation's assets (i) as shown or reflected in the Corporation's most recent balance sheet, or (ii) valued at fair market value at the time of disposition, whichever is greater.

         (vi) The Corporation will not issue options to purchase stock of the Corporation or restricted stock to directors, officers, or employees of the Corporation in consideration of services rendered, except for grants or awards pursuant to the 1994 Stock Option Plan as proposed to be amended at the 1998 Annual Meeting of Shareholders. The Corporation will provide a copy to TIG of any proposed amendments to the 1994 Plan prior to disclosure of such amendments to the Corporation's shareholders.

         (vii) The Corporation will not make any distribution of stock or stock rights of the Corporation to shareholders, if made at the election of any of the shareholders of the Corporation and such distribution would result in taxable income to TIG pursuant to Section 305 of the Internal Revenue Code, as amended.

         (viii) The Corporation will not redeem or repurchase any of the outstanding Common Stock of the Corporation, except as provided in the Note and the Stockholders Agreement.

         (ix) The Corporation will not merge or consolidate with, or acquire the stock or assets of, any other entity, or otherwise effect a reorganization of the Corporation, in which (in any such transaction) the outstanding Common Stock of the Corporation is issued; provided that, the foregoing shall not apply to any merger, consolidation or reorganization among any of the Corporation's subsidiaries or between the Corporation and any subsidiary, unless such consent is required pursuant to another subparagraph of this
Section 5.

         (x) The Corporation will not expand the size of the Board of Directors to more than eight directors.

         6. Covenants of the Parties.

         6.1 Restrictions. TIG and the Corporation shall not, and will not cause or induce any of their Affiliates to, directly or indirectly during the twenty (20) trading days immediately preceding each Reset Date (as such term is defined in the Note), sell, or enter an order to sell, assign, transfer, pledge, encumber, or purchase or enter orders to buy for the Common Stock of the Corporation. For purposes of this Agreement, an "Affiliate" of, or person affiliated with a specified person is a person that (i) directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified; or (ii) is related by blood or marriage, and any entity in which such person and/or other Affiliates own, in the aggregate, ten percent (10%) or more of the voting power or equity interest in such entity.


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         6.2 Board Representation. Within 90 days after the Closing, the
Corporation shall cause to be held a special meeting of the Board of Directors for the purpose of (i) increasing the total number of directors to eight (8) directors, and (ii) filling the newly created directorship resulting from such increase, pursuant to the By-Laws of the corporation. TIG shall have the right to designate, and the Corporation will use its best efforts to cause the election of, a person reasonably acceptable to the Board of Directors to fill such newly created directorship, to hold office until the next annual meeting of Stockholders and until his successor, if any, is elected and qualified.

         6.3 Confidentiality. Except to the extent required by law, each party to this Agreement will not disclose to any third party any material confidential information concerning the other party. The obligations of the parties hereunder shall not apply to any confidential information of the other party which was in the public domain at the time it was disclosed, or to confidential information which subsequently enters the public domain, other than due to a breach of this Agreement by either party. This obligation will survive termination of this Agreement.

         7. Miscellaneous.

         7.1. Amendment. This Agreement, the Exhibits and Schedule hereto may not be amended except by an instrument in writing signed by or on behalf of each of the parties hereto.

         7.2. Waiver. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party.

         7.3. Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York.

         7.4. Captions. The Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         7.5. Publicity. The parties hereto agree to use good faith efforts to coordinate any disclosure relating to, connected with, or arising out of this Agreement or the matters contained herein. Each party will provide a copy to or inform the other party of any press release or the making of a public statement prior to publication of any such press release or the making of any such public statement.

         7.6. Notices. Any notice required hereunder shall be in writing and shall be sufficiently given if delivered or sent by reputable overnight courier or facsimile transmission (in each case with evidence of receipt), addressed to the Corporation at its principal office and to TIG at the address first set forth above. Any party may change such address by like notice. If sent by courier, such notice shall be deemed to have been given as of the next business day after it was deposited with the courier service and if sent by facsimile such notice shall be deemed to have been given when transmitted.


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         7.7. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         7.8. Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         7.9. Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


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                  IN WITNESS WHEREOF, each of the Corporation and TIG has
caused this Agreement to be executed by its officer thereunto duly authorized, all as of the day and year first above written.


TECHNOLOGY INVESTORS
GROUP, LLC                               DUALSTAR TECHNOLOGIES CORPORATION


By:  /s/  Brad Singer                    By:  /s/  Elven M. Tangel
     ----------------------                   ----------------------------
     Name:  Brad Singer                       Name: Elven M. Tangel
     Title:  Manager                          Title:   Chairman





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                                   EXHIBIT A

                         SUBORDINATED CONVERTIBLE NOTE

                                 SEE ATTACHED.

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                                   EXHIBIT B

                             STOCKHOLDERS AGREEMENT

                                 SEE ATTACHED.

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                                   EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

                                 SEE ATTACHED.

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                                   EXHIBIT D

                                LETTER AGREEMENT

                                 SEE ATTACHED.

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                                  EXHIBIT E-1

                          CERTIFICATE OF INCORPORATION

                                 SEE ATTACHED.

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                                  EXHIBIT E-2

                           BY-LAWS OF THE CORPORATION

                                 SEE ATTACHED.